UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
June 26, 2012

World Financial Network Credit Card Master Note Trust
(Issuing Entity)
World Financial Network Credit Card Master Trust
(Issuer of Collateral Certificate)
WFN Credit Company, LLC
(Depositor/Registrant)
World Financial Network Bank
(Sponsor)

(Exact Name of Issuing Entity, Issuer of Collateral Certificate, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-166240, 333-166240-01	31-1772814
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

3100 Easton Square Place, #3108, Columbus, Ohio 43219
(Address of Principal Executive Offices of Registrant) (Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement

On June 26, 2012, The Bank of New York Trust Company, N.A.  (“BNYTC”) resigned, and Union Bank, National Association was appointed, as trustee under the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, and as indenture trustee under the Master Indenture, dated as of August 1, 2001. In connection with such resignation and appointment, the following documents were executed:

•
On June 26, 2012, the Bank, as administrator, Note Trust, as issuer, BNYTC and Union Bank, National Association entered into the Agreement of Resignation, Appointment and Acceptance, a copy of which is filed with this Form 8-K as Exhibit 4.1.

•
On June 26, 2012, WFN Credit, as transferor, BNYTC and Union Bank, National Association entered into the Agreement of Resignation, Appointment and Acceptance, a copy of which is filed with this Form 8-K as Exhibit 4.2.

•
On June 26, 2012, WFN Credit, as transferor, and Union Bank, National Association, as trustee, executed Collateral Certificate No. 3 in the name of Union Bank, National Association, as indenture trustee, a copy of which is filed with this Form 8-K as Exhibit 4.3.

Item 6.02.                      Change of Servicer or Trustee.

Pursuant to the Agreements of Resignation, Appointment and Acceptance, filed with this Form 8-K as Exhibits 4.1 and 4.2, BNYTC resigned, and Union Bank, National Association was appointed, as trustee under the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001, and as indenture trustee under the Master Indenture, dated as of August 1, 2001.

Union Bank, National Association will be the indenture trustee under the indenture. Union Bank, National Association is a national banking association and its corporate trust office is located at 551 Madison Avenue, New York, New York 10022.

Union Bank, National Association is a national banking association with trust powers and can trace its roots to 1864. Union Bank, National Association is one of the 25 largest banks in the United States and is the primary subsidiary of UnionBankCal Corporation which is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd. The Bank of Tokyo-Mitsubishi UFJ, Ltd. is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.

Union Bank, National Association and its predecessors have nearly 85 years of experience in corporate trust and agency services including roles as collateral agent, depositary, indenture trustee, owner trustee and escrow agent. Union Bank, National Association has, since 1997, acted as indenture trustee on a number of asset-backed transactions involving pools of various asset types, including acting as indenture trustee on several auto loan securitization transactions.   Union Bank, National Association has acted as trustee of credit card receivables backed securities since 2006.  As of June 1, 2012, Union Bank, National Association was acting as trustee on one issuance of credit card receivables backed securities.

The indenture trustee’s liability in connection with the issuance and sale of the notes is limited solely to the express obligations of the indenture trustee described in the trust documents.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

Exhibit 4.1	Agreement of Resignation, Appointment and Acceptance, dated as of June 26, 2012

Exhibit 4.2	Agreement of Resignation, Appointment and Acceptance, dated as of June 26, 2012

Exhibit 4.3	Collateral Certificate No. 3, dated as of June 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

Date: June 26, 2012	By:	/s/ Ronald Reed
	Name:	Ronald Reed
	Title:	Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 4.1	Agreement of Resignation, Appointment and Acceptance, dated as of June 26, 2012

Exhibit 4.2	Agreement of Resignation, Appointment and Acceptance, dated as of June 26, 2012

Exhibit 4.3	Collateral Certificate No. 3, dated as of June 26, 2012